UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  July 8, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2005, TEPPCO Partners, L.P. (“TEPPCO”) announced that Charles H. Leonard has elected to retire effective July 8, 2005, as Senior Vice President and Chief Financial Officer of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”), the general partner of TEPPCO.  Tracy E. Ohmart, TEPPCO GP’s Controller, will become the acting Chief Financial Officer.

Mr. Ohmart, age 37, has served as Controller of TEPPCO GP since May 2002.  Mr. Ohmart joined TEPPCO GP in January 2001 and held various positions within the company until he became Assistant Controller of TEPPCO GP in May 2001.  Prior to his employment with TEPPCO GP, Mr. Ohmart spent 12 years in various positions at ARCO Pipe Line Company, most recently serving as supervisor of general accounting and policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

/s/ TRACY E. OHMART
Tracy E. Ohmart
Chief Financial Officer
and Controller

Date: July 12, 2005